Exhibit 10.49

OMNIBUS AMENDMENT

[AMENDMENT #3 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AMENDMENT #1

TO RECEIVABLES SALE AGREEMENT, AMENDMENT #7 TO LOAN AGREEMENT AND

AMENDMENT #1 TO PERFORMANCE UNDERTAKING]

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of December 1, 2006 among ChoicePoint Services Inc., a Georgia corporation (“CP Services”), Insurity, Inc., a Georgia corporation, ChoicePoint Public Records Inc., a Georgia corporation, National Safety Alliance Incorporated, a Tennessee corporation, ChoicePoint Police Records Inc., an Arizona corporation, ChoicePoint WorkPlace Solutions Inc., a Georgia corporation, and C.L.U.E. Inc., a Georgia corporation (all of the foregoing including CP Services, the “Originators”), ChoicePoint Capital Inc., a Delaware corporation (“CP Capital”), ChoicePoint Financial Inc., a Delaware corporation (“Borrower”), ChoicePoint Inc., a Georgia corporation, in its capacity as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), Three Pillars Funding LLC (formerly known as Three Pillars Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, “Lender”), and SunTrust Capital Markets, Inc., a Tennessee corporation formerly known as SunTrust Equitable Securities Corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the “Administrator”).

BACKGROUND

WHEREAS, the Originators and CP Capital are parties to that certain Receivables Sale and Contribution Agreement dated as of July 2, 2001, as heretofore amended from time to time (the “RS&CA”); and

WHEREAS, CP Capital and Borrower are parties to that certain Receivables Sale Agreement dated as of July 2, 2001 (the “RSA”); and

WHEREAS, Borrower, Performance Guarantor, Lender and Administrator are parties to that certain Loan Agreement dated as of July 2, 2001, as heretofore amended from time to time (the “Loan Agreement”); and

WHEREAS, the Performance Guarantor has executed in favor of Borrower that certain Performance Undertaking dated as of July 2, 2001 (together with the RS&CA, the RSA and the Loan Agreement, the “Existing Agreements;” capitalized terms used and not otherwise defined herein being used with the meanings attributed thereto in the Existing Agreements); and

WHEREAS, the parties wish to amend the Existing Agreements on the terms and subject to the conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments to the Existing Agreements.

1.1. The definition of “Facility Limit” set forth in the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Limit” means $125,000,000 (as such amount may be reduced from time to time in accordance with Section 2.6).

1.2. Each of Exhibits A and C to the Loan Agreement is hereby amended to delete “$100,000,000” where it appears and to substitute in lieu thereof “$125,000,000.”

1.3. Exhibit B to the Loan Agreement is hereby amended and restated in its entirety read as set forth in Annex A hereto.

1.4. All references in the Existing Agreements to ChoicePoint Inc. acting as Servicer or Initial Servicer, as the case may be, are hereby replaced with references to ChoicePoint Services Inc. acting as Servicer.

2. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrator of (a) a counterpart hereof, duly executed by each of the parties hereto, (b) an amended and restated Lender Note in the form of Annex A hereto, duly executed by Borrower, (c) a copy of resolutions of the Board of Directors (or comparable body) of each of the Originators, Performance Guarantor, CP Capital and Borrower authorizing the execution, delivery and performance, respectively, of this Amendment and, in the case of Borrower, the amended and restated Lender Note referenced in clause (b) above, certified by such party’s secretary or assistant secretary, and (d) an amendment to the Liquidity Agreement, increasing the maximum commitments thereunder to $127,500,000, duly executed by Lender, Administrator and SunTrust Bank.

3. Continuing Effect. Except as expressly amended above, each of the Existing Agreements remains unaltered and in full force and effect and is hereby ratified and confirmed.

4. Binding Effect. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5. Expenses. Borrower agrees to pay all reasonable costs and expenses actually incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation, the reasonable fees and expenses of counsel.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHOICEPOINT SERVICES INC., AS AN ORIGINATOR AND AS SERVICER

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Treasurer

INSURITY, INC., CHOICEPOINT WORKPLACE SOLUTIONS INC., CHOICEPOINT PUBLIC RECORDS INC., CHOICEPOINT POLICE RECORDS INC., C.L.U.E. INC., AND NATIONAL SAFETY ALLIANCE INCORPORATED, AS ORIGINATORS

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Treasurer

CHOICEPOINT CAPITAL INC.

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Treasurer

CHOICEPOINT FINANCIAL INC., AS BORROWER

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Treasurer

CHOICEPOINT INC., AS PERFORMANCE GUARANTOR

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Treasurer

THREE PILLARS FUNDING LLC, AS LENDER

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST CAPITAL MARKETS, INC., AS ADMINISTRATOR

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director

Annex A

EXHIBIT B

AMENDED AND RESTATED LENDER NOTE

$125,000,000.00	December 1, 2006

FOR VALUE RECEIVED, CHOICEPOINT FINANCIAL INC., a Delaware corporation (the “Borrower”), promises to pay to the order of THREE PILLARS FUNDING LLC, a Delaware limited liability company formerly known as Three Pillars Funding Corporation (the “Lender”), on or before the Scheduled Commitment Termination Date, the principal sum of One Hundred Twenty-Five Million and no/100 Dollars ($125,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and/or any continuation thereof and/or in the records of the Lender) made by the Lender pursuant to that certain Loan Agreement, dated as of July 2, 2001 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Loan Agreement”), among Borrower, ChoicePoint Services, Inc., a Georgia corporation as servicer (in replacement of ChoicePoint, Inc., the former servicer), the Lender and SunTrust Capital Markets, Inc., a Tennessee corporation formerly known as SunTrust Equitable Securities Corporation, as Administrator (the “Administrator”). This promissory note amends and restates in its entirety that certain Lender Note dated July 2, 2001 in the face principal amount of $100,000,000.00.

Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds to the account designated by Administrator pursuant to the Loan Agreement.

This promissory note is the “Lender Note” referred to in, and evidences indebtedness incurred under, the Loan Agreement, and the holder hereof is entitled to the benefits of the Loan Agreement, to which reference is made for a description of the security for this Lender Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced hereby and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Loan Agreement.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS LENDER NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

CHOICEPOINT FINANCIAL INC.

By	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Treasurer